EXHIBIT 24


POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation (the "Corporation"), does hereby constitute and appoint
KEITH E. TROST, GEORGE F. SLOOK, and JAMES G. KEANE with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange
Commission in respect thereto, relating to the annual report on Form 10-K for the year ended January 3, 2004 including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Corporation, as indicated below opposite his signature, to the annual report on Form 10-K for the year ended January 3, 2004 or any amendment thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, the undersigned have subscribed these presents, as of this 10th day of March, 2004.


NAME	                                   	TITLE
----                                            -----
/s/ Keith E. Trost                       Director and President
------------------                    (Principal Executive Officer)
Keith E. Trost

/s/ George F. Slook     		 Director and Vice President, Finance
-------------------               (Principal Financial and Accounting Officer)
George F. Slook


/s/ Michael J. Graham                          	Director
---------------------
Michael J. Graham

/s/ Larry R. Raymond                           	Director
---------------------
Larry R. Raymond

/s/ Glenn R. Richter                            Director
--------------------
Glenn R. Richter